EXHIBIT 23.01

                [Arthur Andersen LLP Letterhead]

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-84046, 333-05695, 333-05697, 333-05699, 333-26547, 333-51275 and
333-64847.

                                          /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP

Las Vegas Nevada
March 26, 1999